Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Douglas Dynamics, Inc., or the Company, on Form 10-Q for the fiscal quarter ended September 30, 2011 as filed with the U.S. Securities and Exchange Commission on the date hereof, or Report, and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company certifies that:

•             the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ JAMES L. JANIK
James L. Janik
President and Chief Executive Officer

Dated: November 7, 2011

	By:	/s/ ROBERT MCCORMICK
Robert McCormick
Executive Vice President and Chief Financial Officer

Dated: November 7, 2011

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.